Exhibit 99.1

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Company Highlights • Global accessory leader • Compelling brands with worldwide appeal • High-margin businesses • Proprietary brand strength • Significant opportunities for growth • Growing and profitable retail segment • Consistent track record of growth • Strong balance sheet and cash flow

2003 2004 2005 2006 2007 Net Sales Growth ($ in Millions) $1,214 $1,433 $1,043 $957 $781 Historical Growth Net Sales 22.5% 16.4% 18.0% 9.0%

Global Diversity Internationa US International 54% US 46%

Category Mix Watches Jewelry Leather Other Watches 67% Jewelry 8% Leather 18% Other 7%

DESIGN & EXECUTION Core Strengths

World Class Design

World Class Execution

WATCHES Our Model

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WATCHES ACCESSORIES

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JEWELRY WATCHES ACCESSORIES

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FOSSIL DIRECT JEWELRY WATCHES ACCESSORIES

Long-Term Targets • Add more than $1 Billion in sales (existing businesses only) • Improve operating margin to 16.9% from 13% in fiscal 2007 • Achieve a CAGR in EPS of 18%

3 Major Opportunities • Fossil Brand • Direct Business • International Platform

Brand Repositioning

2007 2012 $ 735 Million $ 1.4 Billion Fossil Brand Sales

• Direct distribution for core businesses • Strong financial metrics • Excellent use of capital • Global footprint – early mover advantage • Accelerates global brand communication Fossil Direct Stores – Web - Catalog

2003 2004 2005 2006 2007 Accessory Apparel Outlet Fossil Retail Historical Store Growth by Concept 119 136 171 198 244 Total Doors

Global Store Count 700 2012 244 2007

• Strong 4 wall metrics • High ROI • Positive Comps • Scalable Fossil Retail Accessory Stores Non-Watch 42% Watch 58%

Cologne, Germany

Northpark, Dallas

Orlando, Florida

San Francisco, California

Essen, Germany

St. Pancras, London, UK

Milan, Italy

Tokyo, Japan

The Venetian, Macau

Forest Chase, Perth, Australia

+700 Million Impressions +1.8 Million Visitors / Month +1.0 Million Opt-In Email Addresses FOSSIL.COM WWW.

German website launch: 9/12/07 180K Visitors / Month YTD net sales: $683K € FOSSIL.DE WWW.

CATALOGS 7.0 Million Annual Circulation and Growing 864K Name House File

Global Presence Fossil-owned markets 3rd Party Distribution Partners

Sales Mix 2007 (in millions) $ % Mix Europe Wholesale $ 483.9 33.8% Other Int’l. Wholesale 233.2 16.2 Total Int’l. Wholesale 717.1 50.0 Domestic Wholesale 460.6 32.2 Direct to Consumer 255.3 17.8 Total $1,433.0 100.0%

Shop-in-Shop: London, UK

Shop-in-Shop: Belfast, Northern Ireland

Shop-in-Shop: Malaysia

Shop-in-Shop: Singapore

Financial Summary

2003 2004 2005 2006 2007 US Wholesale Intl Wholesale Direct Net Sales Growth ($ in Millions) $1,214 $1,433 $1,043 $957 $781 16.7 17.4 15.7 18.9 5 Year 19.3 19.4 19.1 19.5 10 Year 2007 2006 2005 2004 CAGR % Increase Over Prior Year 15.6 27.6 20.0 38.5 Direct 30.3 20.1 6.2 26.9 Intl Wholesale 4.0 7.5 7.9 13.2 US Wholesale 2007 2006 2005 2004 Historical Growth Net Sales 22.5% 9.0% 18.0% 16.4%

$398 $503 $535 $609 $742 2003 2004 2005 2006 2007 $106 $131 $109 $123 $186 2003 2004 2005 2006 2007 Historical Growth Gross Profit and Operating Income Gross Profit ($ in Millions) Operating Income ($ in Millions) 51.8 50.2 51.3 52.5 51.0 2007 2006 2005 2004 2003 Gross Profit Margin % 2007 2006 2005 2004 2003 13.0 10.2 10.4 13.7 13.5 Operating Margin % 2007 2006 2005 2004 2003 12.6 12.6 14.0 14.3 14.1 Return on Invested Capital (ROIC) %

FY 2007 Performance Diluted E.P.S – Proforma $1.78 $0.12 - (0.09) $1.75 2007 $1.08 Adjusted Diluted EPS - Option review costs ($0.05) - Q1 ’06 Additional week Normalize tax rate Proforma Adjustments: $1.13 Reported EPS 2006

40 33 $1.88 132 772 10 248 227 268 2007 51 Capital expenditures 32 Depreciation and amortization expense $2.16 Cash flow / share 148 Cash flow from operations 602 Stockholders’ equity 11 Short-term debt 228 Inventories - net 155 Accounts receivable - net 140 Cash and cash equivalents 2006 ($ in millions, except for per share data) FY 2007 Performance Selected Financial Information

Current Performance Q1 2008 Net Sales ($ in Millions) 16.8% Gross Profit ($ in Millions) Op Income ($ in Millions) 24.4% 50 .9% $0.36 $0.43 Diluted EPS 51.2% 10.7% 54.5% 13.8% Gross Margin Operating Margin Q1 07 Q1 08 2007 $304.8 2008 $356.2 2007 $32.6 2008 $49.1 2007 $156.1 2008 $194.3

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AUTHENTIC

FOSSIL®

GENUINE

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FOSSIL

Company Highlights

- Global accessory leader
- Compelling brands with worldwide appeal
- High-margin businesses
- Proprietary brand strength
- Significant opportunities for growth
- Growing and profitable retail segment
- Consistent track record of growth
- Strong balance sheet and cash flow

Historical Growth

Net Sales


Net Sales Growth ($ in Millions)
$781
$957
$1,043
$1,214
$1,433
22.5%
9.0%
16.4%
18.0%
2003
2004
2005
2006
2007

Global Diversity


US
46%
International
54%

Category Mix


Other
7%
Leather
18%
Watches
67%
Jewelry
8%

Core Strengths

DESIGN & EXECUTION

World Class Design



Creative
Authentic
PASSIONATE
Creative

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FOSSIL

World Class Execution



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Our Model


WATCHES


naturally
modern
AUTHENTIC
FOSSIL
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naturally
modern
10:24 38
MO 1-07
FOSSIL
AUTHENTIC
FOSSIL
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AUTHENTIC FOSSIL


Relic




BUILT
FOR
ADVENTURE
1882
ZODIAC

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FOSSIL


EMPORIO ARMANI
EMPORIO ARMANI
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AUTHENTIC
FOSSIL

adidas

MARC JACOBS

BURBERRY

DKNY
DONNA KARAN NEW YORK

DIESEL

MICHAEL
MICHAEL KORS

WATCHES

ACCESSORIES








EyeCandy
AUTHENTIC
FOSSIL
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AUTHENTIC FOSSIL


JEWELRY
WATCHES
ACCESSORIES


AUTHENTIC
FOSSIL

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AUTHENTIC FOSSIL


FOSSIL DIRECT
JEWELRY
WATCHES
ACCESSORIES

Long-Term Targets

- Add more than $1 Billion in sales (existing businesses only)
- Improve operating margin to 16.9% from 13% in fiscal 2007
- Achieve a CAGR in EPS of 18%

3 Major Opportunities


Creative
PASSIONATE
Authentic

- Fossil Brand
- Direct Business
- International Platform

Brand Repositioning


FOSSIL
Fossil
genuine leather
FOSSIL
FOSSIL

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Fossil Brand Sales


$ 735 Million
$ 1.4 Billion
2007
2012

Fossil Direct

Stores – Web - Catalog


FOSSIL

- Direct distribution for core businesses
- Strong financial metrics
- Excellent use of capital
- Global footprint – early mover advantage
- Accelerates global brand communication

Fossil Retail

Historical Store Growth by Concept



Total Doors
119
136
171
198
244
2003
2004
2005
2006
2007
Accessory
Apparel
Outlet


Global Store
Count
244
2007
700
2012
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FOSSIL

Fossil Retail

Accessory Stores



- Strong 4 wall metrics
- High ROI
- Positive Comps
- Scalable



Non-Watch
42%
Watch
58%


FOSSIL
FOSSIL
FOSSIL
FOSSIL



Cologne, Germany


FOSSIL

Northpark, Dallas



FOSSIL
FOSSIL
CINNABON

Orlando, Florida


FOSSIL

San Francisco, California


BIENVENU
FOSSIL
FOSSIL

Essen, Germany


FOSSIL

St. Pancras, London, UK


FOSSIL
Matinelli

Milan, Italy


FOSSIL

Tokyo, Japan


FOSSIL
Modern
Luxury
FOSSIL

The Venetian, Macau


FOSSIL

Forest Chase, Perth, Australia


FOSSIL
MAKE
DAD'S
DAY
SHOP GIFT GUIDE

WWW.FOSSIL.COM

+700 Million Impressions

+1.8 Million Visitors / Month

+1.0 Million Opt-In Email Addresses



AUTHENTIC FOSSIL
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Damen
Herren
E-Mail Newsletter
Suchbegriff oder Artikelnummer
Suchen
Warenkorb
Damen
Uhren
Silberschmuck
Edelstahlschmuck
Sonnenbrillen
Taschen
Geldbörsen
Bestseller
Neuheiten
Herren
Uhren
Schmuck
Sonnenbrillen
Taschen
Geldbörsen
Bestseller
Neuheiten
S+ARCK
Shop Katalog
A touch of WHITE
Shop Damen | Herren

WWW.FOSSIL.DE

German website launch: 9/12/07

180K Visitors / Month

YTD net sales: $683K €


Fossil
Fossil
Summer 2007
FOSSIL
FOSSIL
summer 2008
FOSSIL

CATALOGS

7.0 Million Annual Circulation and Growing

864K Name House File

Global Presence


Fossil-owned markets
3rd Party Distribution Partners

Sales Mix

2007 (in millions)	$	% Mix
Europe Wholesale	$ 483.9	33.8%
Other Int'l. Wholesale	233.2	16.2
Total Int'l. Wholesale	717.1	50.0
Domestic Wholesale	460.6	32.2
Direct to Consumer	255.3	17.8
Total	$1,433.0	100.0%


FOSSIL
POLICE
DIESEL
D&G
DKNY
DIESEL
POLICE
FOSSIL

Shop-in-Shop: London, UK

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DIESEL
DKNY
D&G
EMPORIO ARMANI
DIESEL
FOSSIL
FOSSIL

Shop-in-Shop: Belfast, Northern Ireland


FOSSIL
FOSSIL
DKNY
DKNY
DKNY
DKNY
adidas

Shop-in-Shop: Malaysia


GUESS
EMPORIO ARMANI
DKNY

Shop-in-Shop: Singapore

Financial Summary

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Historical Growth

Net Sales



Net Sales Growth ($ in Millions)
$781
$957
$1,043
$1,214
$1,433
22.5%
9.0%
16.4%
18.0%
2003
2004
2005
2006
2007
US Wholesale
Intl Wholesale
Direct

CAGR

	2004	2005	2006	2007
10 Year	19.5	19.1	19.4	19.3
5 Year	18.9	15.7	17.4	16.7

% Increase Over Prior Year

	2004	2005	2006	2007
US Wholesale	13.2	7.9	7.5	4.0
Intl Wholesale	26.9	6.2	20.1	30.3
Direct	38.5	20.0	27.6	15.6

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Historical Growth

Gross Profit and Operating Income


Gross Profit
($ in Millions)
$398
$503
$535
$609
$742
2003
2004
2005
2006
2007


Operating Income
($ in Millions)
$106
$131
$109
$123
$186
2003
2004
2005
2006
2007

Gross Profit Margin %

2003	2004	2005	2006	2007
51.0	52.5	51.3	50.2	51.8

Operating Margin %

2003	2004	2005	2006	2007
13.5	13.7	10.4	10.2	13.0

Return on Invested Capital (ROIC) %

2003	2004	2005	2006	2007
14.1	14.3	14.0	12.6	12.6

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FY 2007 Performance

Diluted E.P.S – Proforma

	2007	2006
Reported EPS	$1.75	$1.13
Proforma Adjustments:		
Q1 '06 Additional week	-	($0.05)
Normalize tax rate	(0.09)	-
Option review costs	$0.12	-
Adjusted Diluted EPS	$1.78	$1.08

FY 2007 Performance

Selected Financial Information

($ in millions, except for per share data)	2007	2006
Cash and cash equivalents	268	140
Accounts receivable - net	227	155
Inventories - net	248	228
Short-term debt	10	11
Stockholders' equity	772	602
Cash flow from operations	132	148
Cash flow / share	$1.88	$2.16
Depreciation and amortization expense	33	32
Capital expenditures	40	51

Current Performance

Q1 2008

Net Sales
($ in Millions)



$304.8
16.8%
$356.2
2007
2008

Gross Profit
($ in Millions)



$156.1
24.4%
$194.3
2007
2008

Op Income
($ in Millions)



$32.6
50.9%
$49.1
2007
2008

	Q1 08	Q1 07
Gross Margin	54.5%	51.2%
Operating Margin	13.8%	10.7%
Diluted EPS	$0.43	$0.36

Thanks

for Stopping By

AUTHENTIC FOSSIL®

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